UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential - For Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
[X]	Definitive Information Statement

NEW ASIA HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

NEW ASIA HOLDINGS, INC.

11 Beach Road #06-01

Singapore 189675

+65 6820-8885

May 28, 2020

TO THE STOCKHOLDERS OF NEW ASIA HOLDINGS, INC.:

THIS IS A NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of New Asia Holdings, Inc., a Nevada corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the following actions taken by unanimous written consent of New Asia’s Board of Directors and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

●	Amend the Company’s articles of incorporation, as amended (the “Articles”), to change our corporate name from New Asia Holdings, Inc. to Digital Alliance Holdings, Inc. (the “Name Change”); and

●

Amend our Articles to increase the number of authorized shares of Common Stock from 400,000,000 to 4,000,000,000 and the number of authorized shares of preferred stock, par value $0.001, from 30,000,000 to 400,000,000 (together with the Name Change, the “Corporate Actions”).

The purpose of the Information Statement is to notify our stockholders that on May 22, 2020, stockholders holding a majority of the voting power of our issued and outstanding shares of capital stock executed a written consent approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Nevada law and our Articles and bylaws, as amended. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not solicited, and will not be soliciting, your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock of record at the close of business on May 15, 2020 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of May 15, 2020 on or about May 28, 2020. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act and in accordance with Nevada law and our bylaws.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE ACCOMPANYING INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

May 28, 2020	By Order of the Board of Directors of
New Asia Holdings, Inc.

/s/ Lin Kok Peng
Lin Kok Peng
Chief Executive Officer, Chief Financial Officer and Chairman of the Board

NEW ASIA HOLDINGS, INC.

11 Beach Road #06-01

Singapore 189675

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

This Information Statement is being mailed on or about May 28, 2020, to all holders of record on May 15, 2020 (the “Record Date”) of the common stock, $0.001 par value per share (the “Common Stock”), of NEW ASIA HOLDINGS, INC., a Nevada corporation (“New Asia” or the “Company”), in connection with the approval of the following actions taken by unanimous written consent by the Board of Directors of the Company (the “Board”) and by written consent of the holders of a majority of the voting power of New Asia’s issued and outstanding capital stock (the “Approving Stockholders”):

●	Amend the Company’s articles of incorporation, as amended (the “Articles”), to change our corporate name from New Asia Holdings, Inc. to Digital Alliance Holdings, Inc. (the “Name Change”); and

●

Amend our Articles to increase the number of authorized shares of Common Stock from 400,000,000 to 4,000,000,000 and the number of authorized shares of preferred stock, par value $0.001, from 30,000,000 to 400,000,000 (the “Authorized Share Increase” and together with the Name Change, the “Corporate Actions”).

On March 26, 2020, our Board unanimously approved the Corporate Actions and the related Articles amendments (each, an “Amendment” and together, the “Amendments”). On May 22, 2020, the Approving Stockholders approved, by written consent, the Corporate Actions and the Amendments. The names of the Approving Stockholders and their respective approximate ownership percentage of our voting stock are as follows:

Name and Address	Number of Common Shares Held	Percentage of Common Stock (1)

New Asia Holdings Ltd. (2)	54,957,724	76.03%
Earth Heat Ltd. (3)	1,518,169	2.10%
Total	56,475,893	78.13%

(1)	Based on 72,288,667 shares of Common Stock issued and outstanding on the Record Date.
(2)	New Asia Holdings Ltd is owned by Lin Kok Peng, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the Board.
(3)	Jose A. Capote owns these shares through his 50% ownership of Earth Heat Ltd. Mr. Capote has voting and dispositive power over such shares.

Since the Board and the holders of a majority of the voting power of the Company’s issued and outstanding shares of capital stock have voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken.

The Name Change will become effective upon the later of (i) the filing of the Amendment relating to the Name Change with the Secretary of State of the State of Nevada, (ii) approval of the Name Change by the Financial Industry Regulatory Authority (“FINRA”), and (iii) the 20th calendar day after the date on which this Information Statement and the accompanying notice are mailed to our stockholders. The Authorized Share Increase will become effective upon the later of (i) the filing of the Amendment relating to the Authorized Share Increase with the Secretary of State of the State of Nevada, and (ii) the 20th calendar day after the date on which this Information Statement and the accompanying notice are mailed to our stockholders. We expect the Corporate Actions to be effective on or about June 17, 2020 (the “Effective Date”). In no event will the Corporate Actions be effective sooner than 20 calendar days after we mail this Information Statement and accompanying notice to our stockholders. Our Board retains the authority to abandon the Corporate Actions for any reason at any time prior to the Effective Date. Because the Corporate Actions have already been approved by the holders of a majority of the voting power of the Company’s outstanding shares of capital stock, you are not required to take any action. This Information Statement provides to you notice that the Corporate Actions have been approved. You will receive no further notice of the approval nor of the Effective Date of the Corporate Actions other than pursuant to reports which the Company will be required to file with the Securities and Exchange Commission (the “SEC”) in the future.

The Company’s Common Stock is quoted on the OTCQB market tier of the OTC Markets Group Inc. under the symbol “NAHD.” The last sale price of our Common Stock as reported on the OTCQB on May 12, 2020 was $0.033. In connection with the Name Change, we plan to change our stock symbol and CUSIP number, as well.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 400,000,000 shares of Common Stock and 30,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

As of the Record Date, there were 72,288,667 shares of Common Stock issued and outstanding, held by 299 holders of record and no shares of Preferred Stock issued and outstanding.  Holders of our Common Stock are entitled to one vote per share.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes. Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NAME CHANGE

General

Our directors and the Approving Stockholders have taken action by written consent to authorize our Board to effect the Name Change Amendment. Our Board has discretion to abandon the Name Change prior to its effectiveness.

Reasons for Name Change

Our reason for approving and recommending the Name Change is to align the Company’s corporate name with a potential new business direction for the Company.

Potential Effects of Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our company.

The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol and CUSIP number as a result of the Name Change. Following the effective date of the Name Change Amendment and the Name Change, newly issued stock certificates will bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Procedure for Effecting the Name Change Amendment and the Name Change

The Name Change will become effective upon the later of (i) the filing of the Name Change Amendment with the Secretary of State of the State of Nevada, (ii) approval of the Name Change by FINRA, and (iii) the 20th calendar date after the date on which this Information Statement and the accompanying notice are mailed to our stockholders. We expect the Name Change to be effective on or about June 17, 2020. In no event will the Name Change be effective sooner than 20 calendar days after we mail this Information Statement and accompanying notice to our stockholders. Our Board retains the authority to abandon the Name Change for any reason at any time prior to the effective date of the Name Change.

The form of the proposed Name Change Amendment necessary to effect the Name Change is attached hereto as Appendix A.

Accounting Matters

The proposed Name Change Amendment will not affect the par value of our Common Stock. As a result, on the effective date of the Name Change, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

Certain Federal Income Tax Consequences of the Name Change

There will be no material U.S. federal income tax consequences of the Name Change to holders of our Common Stock.

Dissenters’ Rights

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the Name Change Amendment or the Name Change.

APPRAISAL RIGHTS

Stockholders do not have appraisal rights under Nevada law or under the Company’s Articles or bylaws in connection with the Corporate Actions.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK TO 4,000,000,000 AND

INCREASE IN AUTHORIZED SHARES OF PREFERRED STOCK TO 400,000,000

We are asking stockholders to adopt and approve an amendment to our Articles of Incorporation to effect the Authorized Share Increase (the “Authorized Share Increase Amendment”). On March 26, 2020, our Board of Directors unanimously approved and declared advisable the proposed Authorized Share Increase Amendment. On May 22, 2020, the Approving Stockholders approved the proposed Authorized Share Increase Amendment. If effected, the Authorized Share Increase Amendment will amend our Articles of Incorporation to effect the Authorized Share Increase from 400,000,000 shares of Common Stock to 4,000,000,000 shares of Common Stock, and from 30,000,000 shares of Preferred Stock to 400,000,000 shares of Preferred Stock.

If implemented, the effective date of the Authorized Share Increase will be determined at the sole discretion of the Board of Directors and may occur as soon as 20 calendar days after the mailing of this Information Statement. The effective date of the Authorized Share Increase will be publicly announced by us. The Board of Directors may determine, in its sole discretion, not to effect the Authorized Share Increase and not to file any amendment to our Articles of Incorporation.

Our Board believes it is in New Asia’s best interests to increase the number of authorized shares of Common Stock and Preferred Stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, potential strategic transactions, including mergers, acquisitions and business combinations, stock dividends, grants under equity compensation plans, stock splits or financings, as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock and Preferred Stock will enable us to take timely advantage of acquisition opportunities that become available to us, as well as market conditions and favorable financing. We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of Common Stock or Preferred Stock that will result from adoption of the proposed Authorized Share Increase Amendment. Except as otherwise required by law, the newly authorized shares of Common Stock and Preferred Stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the Authorized Share Increase Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our Common Stock and/or Preferred Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding equity at the time the additional shares are issued.

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Authorized Share Increase Amendment will not affect the rights of current holders of our Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Board Discretion to Implement the Authorized Share Increase

The Board will implement the Authorized Share Increase only upon a determination that the Authorized Share Increase is in the best interests of the stockholders at that time. The Board of Directors may determine, in its sole discretion, not to effect the Authorized Share Increase and not to file any amendment to our Articles of Incorporation.

Effective Time

The effective time of the Authorized Share Increase, if the proposed Authorized Share Increase Amendment is implemented at the direction of the Board, will be the date and time that the Authorized Share Increase Amendment effecting the Authorized Share Increase is filed with the Nevada Secretary of State or such later time as is specified therein. Such filing may occur as soon as 20 calendar days after the date that this Information Statement is mailed to our stockholders. The exact timing of the Authorized Share Increase will be determined by our Board based on its evaluation as to when such action will be the most advantageous to New Asia and its stockholders, and the effective date will be publicly announced by New Asia.

The Authorized Share Increase may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Articles of Amendment with the Nevada Secretary of State, notwithstanding stockholder adoption and approval of the Authorized Share Increase Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Authorized Share Increase. The form of the proposed Authorized Share Increase Amendment necessary to effect the Authorized Share Increase is attached hereto as Appendix B.

Appraisal Rights

Under the NRS, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Increase that is not shared by all of our other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each director and each of our named executive officers, and (iii) all executive officers and directors as a group. As of the Record Date, there were 72,288,667 shares of our Common Stock outstanding.

The number of shares of Common Stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the business address of each person listed is in care of New Asia Holdings, Inc., 11 Beach Road #06-01, Singapore 189675.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Named Executive Officers and Directors:
Lin Kok Peng (3)	54,957,724	76.0%
Jose A. Capote (4)	1,518,169	2.1%
Allister Lim Wee Sing	--	0.0%
All officers and directors as a group (3 persons)	56,475,893	78.1%

5% Stockholders:
New Asia Holdings Ltd. (5)	54,957,724	76.0%
Anthony Ng Zi Qin	10,716,900	14.9%

(1)

On May 15, 2020, there were 72,288,667 shares of our Common Stock outstanding and no shares of Preferred Stock issued and outstanding. In determining the percent of Common Stock owned by a person on May 15, 2020: (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 72,288,667 shares of Common Stock outstanding on May 15, 2020, and (ii) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities. As of May 15, 2020, we have no outstanding stock warrants or outstanding stock options.

(2)

Under applicable SEC rules, a person is deemed the “beneficial owner” of a security with regard to which the person directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose, or direct the disposition, of the security, in each case irrespective of the person’s economic interest in the security. Under SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through the exercise of any option or warrant or through the conversion of another security.

(3)	These shares are held by New Asia Holdings Ltd. Lin Kok Peng owns New Asia Holdings Ltd. and accordingly, he has voting and dispositive power over such shares.
(4)	Jose A. Capote owns these shares through his 50% ownership of Earth Heat, Ltd. Mr. Capote has voting and dispositive power over such shares.
(5)

New Asia Holdings Ltd is owned by Lin Kok Peng, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the Board. Lin Kok Peng has voting and dispositive power over such shares.

MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Market Information

Our Common Stock is quoted on the OTCQB tier of the OTC Markets. The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks”, as well as volume information. Our common stock is quoted on the OTCQB under the symbol, “NAHD.”

The following table sets forth the high and low closing bid prices for the periods indicated for the Company’s Common Stock.

	Closing Bid Prices (1)
	High	Low
Year Ending December 31, 2020
Quarter Ending June 30, 2020 (2)	$0.0511	$0.0320
Quarter Ended March 31, 2020	0.0701	0.0500

Year Ended December 31, 2019
Quarter Ended December 31, 2019	$1.2100	$0.0701
Quarter Ended September 31, 2019	0.2200	0.0500
Quarter Ended June 30, 2019	0.0979	0.0500
Quarter Ended March 31, 2019	0.0600	0.0500

Year Ended December 31, 2018
Quarter Ended December 31, 2018	$0.1300	$0.0600
Quarter Ended September 30, 2018	0.1300	0.0700
Quarter Ended June 30, 2018	0.1350	0.0700
Quarter Ended March 31, 2018	0.1500	0.0970

(1) Bids represent inter-dealer prices, without retail mark-up, markdown or commissions, and may not represent actual transactions. Accordingly, these quotations may or may not necessarily represent actual transactions.

(2) Through May 21, 2020.

On the Record Date, the closing price for our Common Stock on the OTCQB was $0.033 per share on no volume of shares. Because there were no shares traded on the Record Date and generally, the volume of shares quoted on the OTC Markets is insignificant, the closing price quoted does not represent a reliable indication of the fair market value of these shares.

Approximate Number of Holders of Our Common Stock

As of the Record Date, there were approximately 299 holders of record of our Common Stock. The number of record holders does not include beneficial owners of Common Stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

Common Stock

The Company’s Articles authorize the issuance of 400,000,000 shares of Common Stock. Each record holder of Common Stock is entitled to one vote for each share held on all matters properly submitted to the stockholders for their vote. The Company’s Articles do not permit cumulative voting for the election of directors. As of the Record Date, we had 72,288,667 shares of our Common Stock issued and outstanding.

Holders of outstanding shares of Common Stock are entitled to such dividends as may be declared from time to time by the Board of Directors out of legally available funds; and, in the event of liquidation, dissolution or winding up of the affairs of the Company, holders are entitled to receive, ratably, the net assets of the Company available to stockholders after distribution is made to the preferred stockholders, if any, who are given preferred rights upon liquidation. Holders of outstanding shares of Common Stock have no preemptive, conversion or redemptive rights.

All of the issued and outstanding shares of Common Stock are, and all unissued shares when offered and sold will be, duly authorized, validly issued, fully paid, and non-assessable. To the extent that additional shares of the Company’s Common Stock are issued, the relative interests of then existing stockholders may be diluted.

Preferred Stock

The Company’s Articles allow for the issuance of up to 30,000,000 shares of Preferred Stock. As of the date of this filing, there are no shares of Preferred Stock issued and outstanding.

Recent Issuances of Unregistered Securities

None.

Transfer Agent

Our transfer agent is Pacific Stock Transfer. The transfer agent’s address is 4045 S. Spencer Street, Suite 403, Las Vegas, NV 89119. The transfer agent’s telephone number is (702) 361-3033, and its fax number is (702) 433-1979.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Corporate Actions that is not shared by all other stockholders.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR (Electronic Data Gathering, Analysis and Retrieval) system.

You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to New Asia Holdings, Inc., at 11 Beach Road #06-01, Singapore 189675, Attn: Corporate Secretary, or by calling the Company at +65 6820-8885.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to New Asia Holdings, Inc., at 11 Beach Road #06-01, Singapore 189675, Attn: Corporate Secretary, or by calling the Company at +65 6820-8885.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at New Asia Holdings, Inc., at 11 Beach Road #06-01, Singapore 189675, Attn: Corporate Secretary, or by calling the Company at +65 6820-8885.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

NEW ASIA HOLDINGS, INC.

/s/ Lin Kok Peng
Lin Kok Peng
May 28, 2020	Chief Executive Officer and Chief Financial Officer

Appendix A

Name Change Amendment

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

NEW ASIA HOLDINGS, INC.

Entity or Nevada Business Identification Number (NVID): C5066-2001

2. Restated or Amended and Restated Articles:
(Select one)
(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed:
(Select only one box)
(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ______

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of Article FOURTH...(see attached pages)

(attach additional page(s) if necessary)

6. Signature: (Required)

X ____________________
Signature of Officer or Authorized Signer

Chief Executive Officer
Title

X ____________________
Signature of Officer or Authorized Signer

Vice President and Secretary
Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:
FOURTH. The total number of shares of capital stock, which this Corporation shall have authority to issue, is four billion, four hundred million, of which four billion (4,000,000,000) shares shall be designated "Common Stock," par value of $0.001 per share, and four hundred million (400,000,000) shares shall be designated "Preferred Stock," par value of $0.001 per share. ****See attached amendment.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

The first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:

<u>FOURTH</u>. The total number of shares of capital stock, which this Corporation shall have authority to issue, is four billion, four hundred million, of which four billion (4,000,000,000) shares shall be designated "Common Stock," par value of $0.001 per share, and four hundred million (400,000,000) shares shall be designated "Preferred Stock," par value of $0.001 per share.

511407.v2

Appendix B

Authorized Share Increase Amendment

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- [x] The entity name has been amended.
- [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- [ ] The purpose of the entity has been amended.
- [ ] The authorized shares have been amended.
- [ ] The directors, managers or general partners have been amended.
- [ ] IRS tax language has been added.
- [ ] Articles have been added.
- [ ] Articles have been deleted.
- [ ] Other.

The articles have been amended as follows: (provide article numbers, if available)

Article First has been amended and restated...(see attached pages)

(attach additional page(s) if necessary)

6. Signature: (Required)

X [signature]
Signature of Officer or Authorized Signer

Chief Executive Officer
Title

X [signature]
Signature of Officer or Authorized Signer

Vice President and Secretary
Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article FIRST is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the corporation is Digital Alliance Holdings, Inc.

****See attached amendment.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

Article FIRST is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the corporation is Digital Alliance Holdings, Inc.

511404.v2